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                                                                  EXHIBIT 23(ii)


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-8 (Nos. 2-68488, 33-12453, 33-13577, 33-30884, and 33-39265) of Kulicke and Soffa Industries, Inc.
of our report dated November 3, 1994 appearing on page F-2 of this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules.



/s/ LUBOSHITZ, KASIERER & CO.

Certified Public Accountants (Israel)
Haifa, Israel

December 21, 1995

                                                                     (24-9394)